FAIR VALUE MEASUREMENTS	6 Months Ended
Jul. 31, 2016
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

3.  FAIR VALUE MEASUREMENTS

The Company recognizes and discloses the fair value of its assets and liabilities using a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Each level of input has different levels of subjectivity and difficulty involved in determining fair value.

•	Level 1—Inputs used to measure fair value are unadjusted quoted prices that are available in active markets for the identical assets or liabilities as of the reporting date.

•

Level 2— Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

•	Level 3— Unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

As of July 31, 2016, the Company held $0.2 million in money market funds, which are classified as Level 1 within the fair value hierarchy. No unrealized gains or losses are recorded in connection with these amounts.